Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
05/19/05
Fixed I
CH43
Lehman Brothers Asset Management
38741S9B0
Gran 2005-2A1 Floater
UBS
Lehman Brothers, Merrill Lynch, UBS
Investment Bank, Barclays Capital,
Citigroup, JP Morgan, Morgan Stanley
Lehman Brothers Asset Management
$2,730,000.00
$975,000,000.00
100
100
..0405%
05/19/05
Diversified Bond
GU42
Lehman Brothers Asset Management
38741S9B0
Gran 2005-2A1 Floater
UBS
Lehman Brothers, Merrill Lynch, UBS
Investment Bank, Barclays Capital,
Citigroup, JP Morgan, Morgan Stanley
Lehman Brothers Asset Management
$3,555,000.00
$975,000,000.00
100
100
..0405%
05/26/05
Diversified Bond
GU42
Lehman Brothers Asset Management
31359MC92
Fannie Mae
Merrill Lynch
Merrill Lynch, Lehman Brothers, UBS
Securities, Citigroup, Deutsche Bank,
First Tennessee Bank, Goldman Sachs,
Morgan Stanley, The Williams Group
Lehman Brothers Asset Management
$704,725.05
$3,000,000,000.00
99.961
99.961
..08%
06/06/05
Fixed I
CH43
Lehman Brothers Asset Management
456606HF2
IndyMacTrust 2005 L1
Bear Stearns
Lehman Brothers, Bear Stearns and Co.
Inc.
Lehman Brothers Asset Management
$1,940,000.00
$245,250,000.00
100
100
$245,250 (commission)
06/06/05
Diversified Bond
GU42
Lehman Brothers Asset Management
456606HF2
IndyMacTrust 2005 L2
Bear Stearns
Lehman Brothers, Bear Stearns and Co.
Inc.
Lehman Brothers Asset Management
$2,530,000.00
$245,250,000.00
100
100
$245,250 (commission)
06/06/05
Fixed I
CH43
Lehman Brothers Asset Management
20030NAF8
Comcast
Citigroup
Citigroup, Lehman Brothers, Morgan
Stanley, ABN Amro, BNP Paribas,
Deutsche Bank, Lazard Capital Markets,
SunTrust Robinson Humphrey, Banc of
America, BNY Capital markets, Dresdner
Kleinwort Wasserstein, Merrill Lynch,
Barclays Capital, CSFB, JPMorgan, RBS
Greenwich, Wachovia, Guzman & Co,
Ramirez & Co, The Williams Group
Lehman Brothers Asset Management
$2,155,010.40
$750,000,000.00
99.769
99.769
..875%
06/06/05
Diversified Bond
GU42
Lehman Brothers Asset Management
20030NAF8
Comcast
Citigroup
Citigroup, Lehman Brothers, Morgan
Stanley, ABN Amro, BNP Paribas,
Deutsche Bank, Lazard Capital Markets,
SunTrust Robinson Humphrey, Banc of
America, BNY Capital markets, Dresdner
Kleinwort Wasserstein, Merrill Lynch,
Barclays Capital, CSFB, JPMorgan, RBS
Greenwich, Wachovia, Guzman & Co,
Ramirez & Co, The Williams Group
Lehman Brothers Asset Management
$2,808,497.35
$750,000,000.00
99.769
99.769
..875%
06/21/05
Fixed I
CH43
Lehman Brothers Asset Management
76113BAC3
Residential Capital Corporation
Bear Stearns
Bear Stearns, Banc of America,
Citigroup, JPMorgan, Barclays Capital,
HSBC, CSFB, Lehman Brothers, Deutsche
Bank, RBS Greenwich
Lehman Brothers Asset Management
$1,695,002.00
$2,500,000,000.00
99.706
99.706
1.30%
06/21/05
Diversified Bond
GU42
Lehman Brothers Asset Management
76113BAC3
Residential Capital Corporation
Bear Stearns
Bear Stearns, Banc of America,
Citigroup, JPMorgan, Barclays Capital,
HSBC, CSFB, Lehman Brothers,
Deutsche Bank, RBS Greenwich
Lehman Brothers Asset Management
$2,208,487.90
$2,500,000,000.00
99.706
99.706
1.30%
09/21/05
Fixed Income I
CH43
Lehman Brothers
87927V9F7
Telecom Italia Senior Notes 10/01/2015
JP Morgan
JP Morgan, Lehman Brothers, Credit
Suisse First Boston, Goldman Sachs
International, Merrill Lynch & Co.,
Morgan Stanley
Lehman Brothers Asset Managements LLC
$5,336,169.00
$1,400,000,000.00
99.37
99.37
..450%
09/08/05
Fixed Income I
CH43
Lehman Brothers
92344GAX4
Verizon Global Funding Corp 5.85% Due
2035
Blalock and Barclays
ABN AMRO Inc., Barclays Capital,
Citigroup, Credit Suisse First Boston,
Goldman Sachs & Co., Lehman Brothers,
Mitsubishi Securities, RBS Greenwich
Capital, Blaylock & Company Inc.,
Guzman & Co., The Williams Capital
Group LP
Lehman Brothers Asset Managements LLC
$913,431.20
$1,000,000,000.00
99.286
99.286
..875%
07/12/05
Fixed Income I
CH43
Lehman Brothers
3134A4VC5
Freddie Mac 4.375%
Credit Suisse First Boston and
Blaylock Partners
Credit Suisse First Boston, Lehman
Brothers Inc., UBS Securities LLC,
HSBC Securities (USA) Inc., Banc of
America Securities LLC, Citigroup
Global Markets Inc., BNP Paribas
Securities Corp., Bear Stearns &
Co. Inc., JP Morgan Securities Inc.,
Morgan Stanley & Co. Inc., Barclays
Capital, Greenwich Capital Markets
Inc., Deutsche Bank Securities Inc.
Lehman Brothers Asset Management LLC
$1,807,751.40
$4,000,000,000.00
99.327
99.327
..120%
07/13/05
Fixed Income I
CH43
Lehman Brothers
368710AD1
Genentech Inc 7/15/2010 4.40%
Goldman Sachs
Citigroup, Goldman Sachs & Co., BNP
Paribas, Credit Suisse First Boston,
JP Morgan, Lehman Brothers, Morgan
Stanley, UBS Investment Bank
Lehman Brothers Asset Management LLC
$894,928.40
$500,000,000.00
99.992
99.992
..45%
07/13/05
Fixed Income I
CH43
Lehman Brothers
368710AF6
Genentech Inc 7/15/2015 4.75%
Goldman Sachs
Citigroup, Goldman Sachs & Co., BNP
Paribas, Credit Suisse First Boston,
JP Morgan, Lehman Brothers, Morgan
Stanley, UBS Investment Bank
Lehman Brothers Asset Management LLC
$889,439.90
$1,000,000,000.00
99.937
99.937
..35%
09/21/05
Diversified Bond
GU42
Lehman Brothers
87927VAQ1
Telecom Italia Senior Notes
10/01/2015
JP Morgan
JP Morgan, Lehman Brothers, Credit
Suisse First Boston, Goldman Sachs
International, Merrill Lynch & Co.,
Morgan Stanley
Lehman Brothers Asset Management LLC
$7,075,144.00
$1,400,000,000.00
99.37
99.37
..45%
09/08/05
Diversified Bond
GU42
Lehman Brothers
92344GAX4
Verizon Global Funding Corp 5.85%
Notes Due 2035
Blalock and Barclays
ABN AMRO Inc., Barclays Capital,
Citigroup, Credit Suisse First Boston,
Goldman Sachs & Co., Lehman Brothers,
Mitsubishi Securities, RBS Greenwich
Capital, Blaylock & Company Inc.,
Guzman & Co., The Williams Capital
Group LP
Lehman Brothers Asset Management LLC
$1,206,324.90
$1,000,000,000.00
99.286
99.286
..875%
07/12/05
Diversified Bond
GU42
Lehman Brothers
3134A4VC5
Freddie Mac 4.375%
CS First Boston and Blalock Partners
Credit Suisse First Boston, Lehman
Brothers Inc., UBS Securities LLC,
HSBC Securities (USA) Inc., Banc of
America Securities LLC, Citigroup
Global Markets Inc., BNP Paribas
Securities Corp., Bear Stearns & Co.
Inc., JP Morgan Securities Inc.,
Morgan Stanley & Co. Inc., Barclays
Capital, Greenwich Capital Markets
Inc., Deutsche Bank Securities Inc.
Lehman Brothers Asset Management LLC
$2,219,958.45
$4,000,000,000.00
99.327
99.327
..120%
07/13/05
Diversified Bond
GU42
Lehman Brothers
368710AD1
Genentech Inc 7/15/2010 4.40%
Goldman Sachs
Citigroup, Goldman Sachs & Co., BNP
Paribas, Credit Suisse First Boston,
JP Morgan, Lehman Brothers, Morgan
Stanley, UBS Investment Bank
Lehman Brothers Asset Management LLC
$1,164,906.80
$500,000,000.00
99.992
99.992
..45%
07/13/05
Diversified Bond
GU42
Lehman Brothers
368710AF6
Genentech Inc 7/15/2015 4.75%
Goldman Sachs
Citigroup, Goldman Sachs & Co., BNP
Paribas, Credit Suisse First Boston,
JP Morgan, Lehman Brothers, Morgan
Stanley, UBS Investment Bank
Lehman Brothers Asset Management LLC
$1,159,269.20
$1,000,000,000.00
99.937
99.937
..35%